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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 13, 2003
                                                        (August 12, 2003)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-9753                 58-1563799
(State or Other Jurisdiction of (Commission File Number)      (IRS Employer
         Incorporation)                                   Identification Number)

400 Perimeter Center Terrace, Suite 595, Atlanta, GA              30346
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press Release Dated August 12, 2003

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Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

      In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 12, 2003, Georgia Gulf Corporation issued a press release announcing expectations regarding certain financial and operating results as a result of an unscheduled plant outage. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated into Item 9 of this Form 8-K by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: August 13, 2003

                                             Georgia Gulf Corporation

                                      By:    /s/ JOEL I. BEERMAN
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                                      Name:  Joel I. Beerman
                                      Title: Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX

99.1  Press Release dated August 12, 2003